CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1.  Fico and DTI

															%	%	%
	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
FICO and DTI	Sched_ Bal	Sched_Bal	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerO cc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
FICO 500-524 & LTV>65	1.5	142,946	515	40.6	78.5	8.48	82.9	12.7	98.4	1.6	2.1	64.4	23.2	1.5	0.0	0.0	3.0
FICO 525-574 & LTV>65	10.1	139,517	555	40.1	80.8	7.84	83.3	11.8	97.0	3.0	2.8	75.0	10.9	0.5	0.2	5.3	2.2
FICO 575-600 & LTV>65	13.1	127,358	587	40.3	83.2	7.46	85.5	7.8	96.1	3.9	3.0	75.5	8.6	0.4	0.2	15.1	25.8
FICO 600-619 & LTV>70	12.9	136,150	609	40.6	83.7	7.30	84.4	10.8	95.5	4.2	2.5	69.4	14.6	0.2	0.3	24.3	32.9
FICO 620-639 & LTV>70	13.1	137,898	629	41.2	84.2	7.18	80.7	11.9	95.1	4.4	3.1	58.6	22.9	0.2	0.0	28.5	39.5
FICO 640-659 & LTV>70	12.4	145,730	650	41.1	83.9	7.08	80.2	8.6	92.8	6.0	6.1	48.5	29.0	0.5	0.0	29.9	40.2
FICO 660-679 & LTV>80	3.6	121,405	669	41.3	92.5	7.65	80.4	6.2	87.8	11.4	8.4	50.2	22.0	0.7	0.1	23.1	0.6
FICO 680-699 & LTV>80	2.1	117,181	689	39.1	92.5	7.65	81.3	3.6	84.7	13.8	8.1	58.7	21.7	0.3	0.0	19.4	1.2
FICO 700-724 & LTV>80	1.5	135,778	710	38.5	91.9	7.49	70.3	20.4	74.3	19.6	4.8	44.8	22.9	6.1	0.0	22.5	1.2
FICO 725-749 & LTV>80	1.0	119,776	735	39.2	92.0	7.13	77.8	9.8	82.9	17.1	6.5	59.4	19.4	0.7	0.0	17.7	1.3
FICO>=750 & LTV>90	0.4	119,244	770	41.4	97.6	7.83	72.4	0.0	76.7	12.4	9.1	78.2	9.9	0.0	0.0	13.0	0.0
Other	28.3	177,557	671	39.2	72.8	6.68	71.4	11.7	92.2	7.0	9.7	42.6	28.4	1.4	0.0	31.7	48.0
Total:	100.0	144,854	632	40.2	81.0	7.20	79.2	10.5	93.4	5.9	5.6	57.7	20.9	0.8	0.1	23.9	31.7

2. LTV & DTI
															%	%	%
	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
LTV & DTI	Sched_ Bal	Sched_Bal	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerO cc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
LTV 70-79 & DTI>50	0.6	202,629	586	52.4	75.5	6.89	90.5	2.1	98.9	1.1	0.0	70.2	12.9	0.0	0.0	7.4	4.8
LTV 80-84 & DTI>50	1.0	198,161	621	52.8	81.1	6.78	61.9	23.3	99.2	0.8	9.4	60.2	21.2	0.0	0.0	7.4	44.9
LTV 85-89 & DTI>50	0.3	216,546	582	52.9	85.4	7.06	100.0	0.0	100.0	0.0	0.0	92.7	0.0	0.0	0.0	7.3	0.0
LTV 90-94 DTI>50	0.3	160,488	589	52.4	90.1	7.65	64.7	18.9	85.6	14.4	10.5	77.0	15.3	0.0	0.0	0.0	3.4
LTV 95-99 DTI>50	0.1	161,356	647	54.0	95.0	7.43	100.0	0.0	100.0	0.0	0.0	96.2	3.8	0.0	0.0	37.1	0.0
LTV 100-109 DTI>50	0.1	57,359	641	52.4	100.0	8.99	100.0	0.0	100.0	0.0	0.0	92.7	7.3	0.0	0.0	0.0	0.0
Other	97.6	144,223	632	39.9	81.0	7.20	79.3	10.4	93.3	6.0	5.6	57.4	21.1	0.8	0.1	24.3	32.0
Total:	100.0	144,854	632	40.2	81.0	7.20	79.2	10.5	93.4	5.9	5.6	57.7	20.9	0.8	0.1	23.9	31.7

3. DTI & FICO
															%	%	%
	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest	Silent
DTI & FICO	Sched_ Bal	Sched_Bal	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerO cc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	Second
DTI 20-30 & FICO<550	0.8	119,351	531	25.6	73.1	8.24	89.0	8.0	99.3	0.7	3.0	76.9	13.6	0.0	0.0	0.0	0.0
DTI 30-35 & FICO<600	3.0	121,849	567	32.5	78.4	7.64	84.9	7.9	97.1	2.9	2.7	70.1	10.7	0.6	0.4	11.6	6.7
DTI 35-40 & FICO<675	13.6	137,196	616	37.6	80.9	7.23	82.4	10.1	94.4	4.8	4.6	61.5	18.0	0.1	0.0	22.1	25.3
DTI 40-45 & FICO<675	18.9	148,172	613	42.6	80.9	7.33	82.0	10.2	96.0	3.4	3.8	54.5	20.7	0.2	0.2	25.3	33.4
DTI 45-50 & FICO<700	27.8	151,973	621	47.8	82.2	7.25	79.9	11.3	95.3	4.6	5.0	62.5	20.0	0.2	0.0	25.4	34.0
DTI 50-55 & FICO<750	3.3	149,121	598	51.8	79.7	7.26	79.5	10.8	98.6	1.4	3.9	67.0	21.2	0.6	0.1	4.5	17.9
DTI >=55 & FICO<750	0.2	121,021	637	56.6	77.9	7.08	80.3	15.9	79.6	20.4	0.0	74.6	25.4	0.0	0.0	24.0	24.0
Other	32.4	143,596	671	32.9	80.8	6.99	74.8	10.2	89.0	9.7	8.0	51.3	24.1	2.0	0.1	26.2	35.9
Total:	100.0	144,854	632	40.2	81.0	7.20	79.2	10.5	93.4	5.9	5.6	57.7	20.9	0.8	0.1	23.9	31.7

4. Reduced & Stated Doc
															%	%
	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
Reduced & Stated Doc	Sched_ Bal	Sched_Bal	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerO cc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL
FICO<500 & Red/Stated	0.2	61,732	480	49.7	79.5	10.38	97.8	0.0	100.0	0.0	0.0	0.0	100.0	0.0	2.2	0.0	0.0	10.1	6.7
FICO 500-524 & Red/Stated	0.6	153,277	513	42.6	75.0	8.60	85.7	14.3	98.9	1.1	0.0	0.0	63.1	0.0	0.0	0.0	42.3	6.7	12.3
FICO 525-574 & Red/Stated	3.2	163,138	556	39.7	73.1	7.93	79.1	13.1	97.6	2.4	5.2	0.0	38.7	0.0	0.1	7.8	37.0	0.5	12.8
FICO 575-599 & Red/Stated	3.6	182,296	588	38.8	77.4	7.51	75.0	14.4	95.6	4.4	5.4	0.0	34.0	0.0	0.8	16.4	32.9	3	12.5
FICO 600-619 & Red/Stated	4.5	173,902	609	40.1	79.4	7.64	84.0	10.4	92.8	6.5	3.0	0.0	46.2	0.0	0.0	18.0	28.1	2.4	10.7
FICO 620-639 & Red/Stated	5.9	170,856	629	40.8	81.1	7.42	79.8	12.3	95.1	4.5	5.7	0.0	53.4	0.0	0.0	27.8	24.5	4.4	10.1
FICO 640-659 & Red/Stated	6.9	167,330	650	41.0	81.2	7.21	79.8	7.9	93.8	4.6	5.5	0.0	54.6	0.0	0.0	28.9	29.8	2.2	13.9
FICO 660-679 & Red/Stated	6.4	171,970	669	40.4	81.7	7.14	73.6	12.7	97.0	2.6	9.4	0.0	51.8	0.0	0.0	32.1	33.3	4.3	11.2
FICO 680-699 & Red/Stated	4.4	187,736	689	39.9	81.7	6.99	74.9	7.3	87.7	10.5	7.8	0.0	54.0	0.0	0.0	42.5	44.8	2	10.4
FICO 700-724 & Red/Stated	3.0	184,064	709	40.9	82.4	7.07	62.5	13.6	88.4	11.1	15.3	0.0	54.7	0.0	0.0	34.0	28.2	7.1	15.6
FICO 725-749 & Red/Stated	1.7	162,301	736	39.7	82.8	7.15	67.9	14.8	92.5	7.5	12.3	0.0	57.0	0.0	0.0	35.4	37.7	6.2	12.9
FICO>=750 & Red/Stated	1.2	187,433	769	38.3	82.3	6.87	71.5	14.1	83.6	10.6	9.5	0.0	54.4	0.0	0.0	29.6	38.0	0	23.5
NotRed/Stated	58.5	130,175	622	40.1	81.6	7.10	81.1	9.8	93.4	6.1	4.5	98.7	0.0	1.3	0.1	21.7	21.1	1.6	8.9
Total:	100.0	144,854	632	40.2	81.0	7.20	79.2	10.5	93.4	5.9	5.6	57.7	20.9	0.8	0.1	23.9	25.8	2.3	10.4

5. LTV*
															%	%
	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
LTV*	Sched_ Bal	Sched_Bal	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerO cc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 2_28	% 3_27	% 5_25
<= 79	23.6	153,024	610	38.1	68.6	7.00	79.8	9.2	92.5	6.9	6.8	58.5	14.6	1.5	0.0	19.5	38.1	3.2	8.5	67	8.2	2.3
80 - 89	54.7	169,881	639	41.0	81.3	6.92	78.2	11.7	95.4	4.1	4.9	53.2	25.1	0.6	0.0	29.6	24.1	2	11.5	82.4	6.6	1
90 - 94	12.0	151,052	627	39.9	90.3	7.54	81.2	9.5	84.2	15.2	5.9	67.0	18.4	0.6	0.5	20.9	17.4	2.5	8.9	80.2	4.7	0.3
95 - 99	3.4	123,157	643	40.3	95.4	8.03	77.5	9.5	88.8	6.0	9.3	77.3	12.4	0.3	1.2	15.9	16.4	1.6	13	70	7.1	0
100 >=	6.3	58,882	652	41.8	100.0	9.26	82.6	6.5	99.8	0.1	4.0	65.6	18.0	0.0	0.0	0.5	14.7	1.9	9.2	35.9	2.1	0
Total:	100.0	144,854	632	40.2	81.0	7.20	79.2	10.5	93.4	5.9	5.6	57.7	20.9	0.8	0.1	23.9	25.8	2.3	10.4	75.1	6.5	1.1

6. FICO IO Loans
															%	%
	%	AVG	WA	WA	WA	WA	%	%	%	%	%	%	%	%	with	Interest
FICO IO Loans	IO	SCHED_BAL	FICO	DTI	OLTV*	CURR_RT	SFR	PUD	OwnerO cc	Investor	2+ Family	FullDoc	RedDoc	NINA	MI	Only	% CA	% NY	% FL	% 2_28	% 3_27	% 5_25
<= 499	0.0	62,806	478	45.8	78.4	10.18	98.4	0.0	98.2	1.8	0.0	25.4	72.8	1.8	4.7	0.0	6.5	7.3	14.4	12.8	0.0	0.0
500 - 524	0.0	144,307	515	40.0	73.2	8.35	84.9	11.7	98.7	1.3	1.7	68.3	19.2	1.2	0.0	0.0	31.3	2.0	11.6	74.6	12.6	0.0
525 - 574	4.7	137,915	554	40.1	76.9	7.78	82.6	11.5	97.2	2.8	3.4	72.9	10.3	0.6	0.1	4.7	24.0	1.0	11.3	76.7	8.5	0.3
575 - 599	15.7	127,610	587	39.9	80.7	7.40	84.2	8.3	96.4	3.6	3.7	74.1	8.5	0.8	0.2	15.7	20.0	2.1	10.1	76.5	5.8	0.4
600 - 619	22.9	136,618	609	40.1	81.1	7.26	82.9	11.0	94.7	4.6	3.7	68.2	14.4	0.6	0.2	22.9	19.9	1.3	9.2	73.7	6.8	0.9
620 - 639	29.1	139,938	629	40.7	82.3	7.15	79.8	11.8	94.7	4.8	3.7	57.9	22.2	0.5	0.0	29.1	23.4	2.9	8.7	77.0	5.9	0.6
640 - 659	29.9	147,440	649	40.7	81.8	7.04	80.6	8.3	92.5	6.4	6.0	48.5	27.8	0.5	0.0	29.9	26.1	2.6	10.6	77.2	5.6	1.9
660 - 679	30.2	158,916	669	40.6	82.6	6.96	74.8	12.0	94.1	5.6	7.5	40.9	30.1	1.0	0.0	30.2	31.7	2.8	9.6	74.2	4.8	1.9
680 - 699	37.7	170,814	689	39.4	82.1	6.80	75.7	6.8	88.1	10.8	8.7	40.2	31.5	1.4	0.0	37.7	38.9	2.8	8.1	77.3	7.4	0.4
700 - 724	31.2	175,448	710	41.0	82.6	6.87	62.7	17.1	85.4	11.8	11.8	35.6	34.1	2.1	0.0	31.2	23.5	4.5	16.6	74.1	8.7	1.5
725 >=	31.3	173,550	751	38.6	82.1	6.64	70.6	10.4	85.4	13.1	11.5	52.1	26.6	0.2	0.0	31.3	35.0	2.5	13.9	65.4	5.1	3.5
Total:	23.9	144,854	632	40.2	81.0	7.20	79.2	10.5	93.4	5.9	5.6	57.7	20.9	0.8	0.1	23.9	25.8	2.3	10.4	75.1	6.5	1.1